Van Eck VIP Trust

Supplement dated March 12, 2015 (“Supplement”) to the
Prospectuses dated May 1, 2014, as

revised/supplemented on August 14, 2014, and Statement of Additional Information

(“SAI”) dated May 1, 2014, as revised on October 8, 2014 and supplemented on December 30, 2014, of
Van Eck VIP Multi-Manager Alternatives Fund

This Supplement updates certain information contained in the above-dated Prospectuses and SAI for Van Eck VIP Trust (the “Trust”) regarding the Van Eck VIP Multi-Manager Alternatives Fund (“Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectuses and SAI free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

The Board of Trustees has approved a Plan of Liquidation and Dissolution (the “Plan”) with respect to the Fund, pursuant to which the Fund is expected to be liquidated and dissolved on or about June 3, 2015 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust.

During the period between the effective date of the Plan (March 12, 2015) and the Liquidation Date, the Fund will engage in business and activities solely for the purposes of winding down its business and affairs and making a distribution of its assets to shareholders, will not employ its principal investment strategies or pursue or achieve its investment objective and will hold a significant cash position. Also during this period, it is anticipated that day-to-day responsibility for directly managing all of the assets of the Fund will transition from the various sub-advisers to Van Eck Associates Corporation, the Fund’s investment adviser, and no portion of the Fund’s assets will be managed by an investment sub-adviser.

In anticipation of the Fund’s liquidation, the Fund will not be available for purchase effective March 27, 2015, except in limited circumstances. Please contact the issuer of your insurance contract or policy to determine if shares of the Fund are available for purchase under your contract or policy. Current shareholders of the Fund may, consistent with the requirements set forth in the Prospectus and your contract or policy, redeem their shares at any time prior to the Liquidation Date.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE